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                                   ADT LOGO

ADT LIMITED


Table of Contents


   A.    Executive Summary

   B.    Forces Shaping the Electronic Security Services Industry

   C.    Overview of ADT's Electronic Security Services Business

   D.    Initiatives for Future Growth


   Appendix:  Why Shareholders Should Vote Against Western Resources' Proposal


                               EXECUTIVE SUMMARY

Executive Summary

ADT Present and Future

   Number 1 electronic security services company in North America and United Kingdom.

   Recurring contractual payments from over 1.7 million customers currently generating $885 million of annualized revenues.

   Strategic redeployment of assets to focus on core electronic security business.
    -    Pending sale of U.S. vehicle auction business
    -    Sale of U.K. vehicle auction business
    -    Acquisition of Alert Centre, Inc.
    -    Acquisition of Automated Security (Holdings) PLC

   Shift from product focus to service focus: Changing image from a company that sells alarm systems to a company that provides customer-specific security solutions.

   Well positioned to capitalize on forces shaping the electronic security services industry.
    -    Dominant market share position in growth industry
    -    Opportunities to consolidate fragmented industry
    -    Significant scale and scope advantages over competitors
    -    Strong new initiatives to enhance role as service provider


Executive Summary

Key Characteristics of ADT's Electronic Security Services Business

   Leading market position with national service delivery

   High margin service industry

   Substantial operating leverage

   Strong cash flow generator

   Consolidating industry

   Significant growth opportunities



Executive Summary

ADT's Electronic Security Services Business: Geographic  Breakdown

    GRAPHICS:

     PIE CHART                         PIE CHART

     CAPTION: 9 months 1996 Sales:     CAPTION:  9 months 1996
              $1,038.8 Million         EBIT:     $159.1 Million

Illustrating:  24% Europe              Illustrating:     19% Europe
               76% North America                         81% North America


          Forces Shaping the Electronic Security Services Industry

Forces Shaping the Electronic Security Services Industry

Industry Trends

   The electronic security services industry is consolidating, but remains highly fragmented. The top 100 companies account for approximately 23% of the $12.9 billion market.(*) Industry participants include ADT (the only national company), Ameritech, Honeywell, Borg-Warner and approximately 13,000 smaller local and regional companies.

   In recent years, there have been significant advances in the systems utilized by the electronic security services industry:

    - Improvement in computer and telecommunications technology including wireless
    - Wider use of semi-conductor components and microprocessor-based control panels
    -    Development of digital communications technology
           - Allows transmission of voice and data signals over regular telephone lines
           - Eliminates the need for dedicated telephone lines and special circuitry
           - Reduces the cost of monitoring services to end-users and permits the monitoring of subscriber accounts over a wide geographic area from a single central monitoring station

   Larger, integrated electronic security systems companies who now have the ability to operate on a regional national basis now have a competitive advantage because they can achieve significant economies of scale. Ongoing (*)Source: Security Distributing & Marketing May, 1996 industry consolidation should enhance these economies of scale and build significant brand equity for the major industry players.


Forces Shaping the Electronic Securities Services Industry

Schematic Review of the Electronic Security Services Industry

GRAPHICS

          Initial Sale                Ongoing Relationship
          ------------                --------------------

Product/                 Product               Sales                End-User      Alarm Monitoring
System                   - Advent of           - Price points                     - Average monthly
Design                     digital &             from $200 to                       rate is $24
                           wireless              $2,000+                          - Average customer
                                               - Lease terms                        life is 10 years
                                                 are common                       - Contracts are
                                               - Smaller                            typically 2 to 3
                                                 operators                          years in length
                                                 use minimal                        with renewal options
                                                 advertising
Manufacturing            - Prices have                                            Renewal (Sales)
                           continually                                            - Highly profitable
                           fallen                                                 - Minimal incremental
                                                                                    costs, full
                                                                                    incremental revenues

                         Installation                                             Service
                         - Average fee is                                         - Larger companies
                           $430                                                     often bundle with
                         - Some companies                                           initial sale
                           offer free or                                          - Smaller firms often
                           reduced-rate                                             charge extra for an
                           installation                                             extended service
                           in exchange                                              contract
                           for long-term
                           monitoring
                           contracts


Forces Shaping The Electronic Security Services Industry

Fragmentation Persists Despite Recent Consolidation

                                   GRAPHICS

       U.S. Electronic Security Industry:  Top 10 Industry Leaders 1995

   12.9 billion ($ in billions)

Pie Chart

Illustration:  $3.0 Represents Top 100 Providers
               $9.9 Represents Approximately 13,000 Other Providers


Pie Chart

   2.1 billion ($ in millions)


                               Top 10 Providers

                      ADT Pro Forma               - $880
                      Borg - Warner (Wells Fargo) - $255
                      Republic Industries         - $ 56
                      Protection One              - $ 56
                      Westec Security             - $ 62
                      Rollins Protective Services - $ 66
                      Brinks Home Security        - $128
                      Westinghouse (Westar)       - $150
                      Honeywell                   - $223
                      Ameritech(*)                - $250

U.S. Electronic Security Industry: 1995 Revenue and Market Share Comparison



Bar Chart ($ in millions)

                ADT/Alert Pro Forma                $880 - 6.8%
                Borg-Warner (Wells-Fargo)          $255 - 2.0%
                Ameritech*                         $250 - 1.9%
                Honeywell                          $223 - 1.7%
                Westinghouse Security (Westar)     $150 - 1.2%
                Brinks Home Security               $128 - 0.9%
                Rollins Protective Service         $ 66 - 0.5%
                Westec Security                    $ 62 - 0.5%
                Protection One                     $ 56 - 0.4%
                Republic Industries                $ 53 - 0.4%

Source: Security Distributing & Marketing, May 1996.

-------------
(*) Includes the acquired business of National Guardian and Security Link.


Forces Shaping the Electronics Security Services Industry

Industry Leaders

                                                                                      Armed      Armored
                        Design   Manufacture   Sell   Install   Maintain   Monitor   Response   Transport         Comments
                                 -----------   ----   -------   --------   -------   --------   ---------         --------

ADT Limited               x                     x        x         x          x                             Largest vertically
                                                                                                            integrated
                                                                                                            electronic security
                                                                                                            services company in
                                                                                                            the world.  Reached
                                                                                                            one-millionth
                                                                                                            subscriber in 1995.
                                                                                                            Recently acquired
                                                                                                            Alert Centre
                                                                                                            (131,000 customers)
                                                                                                            and Automated
                                                                                                            Security Holdings
                                                                                                            PLC, primarily UK
                                                                                                            company (229,000
                                                                                                            customers).

Borg-Warner (Wells        x                     x        x         x          x                     x       146,000 subscribers
Fargo Alarm Services)                                                                                       in 1995.  Operates
                                                                                                            37 branches, 15
                                                                                                            satellite offices.

Ameritech                 x                     x        x         x          x                             Bought National
(SecurityLink,                                                                                              Guardian in October
National Guardian)                                                                                          of 1995 for $215
                                                                                                            million.  Emphasis
                                                                                                            on wireless alarms.
                                                                                                            344,000 subscribers
                                                                                                            in 1995.

Honeywell                 x           x         x        x         x                                        Increasingly
                                                                                                            bundling security
                                                                                                            with home and
                                                                                                            building automation
                                                                                                            systems.  190,000
                                                                                                            subscribers in 1995.

Westinghouse Security     x           x         x        x         x          x                             Recently
Systems (Westar)                                                                                            acquired by Western
                                                                                                            Resources.  376,000
                                                                                                            total subscribers
                                                                                                            together with
                                                                                                            Western's Westar
                                                                                                            unit.  Primarily
                                                                                                            residential provider.
                                                                                                            Operates 46 offices.

Brink's Home Security                           x        x         x          x                     x       378,700 subscribers
                                                                                                            in 1995.  Opened
                                                                                                            five new offices for
                                                                                                            a total of 52.
                                                                                                            Employs 1,695
                                                                                                            people.

Rollins Protective        x                     x        x         x          x                             120,000 subscribers
Services                                                                                                    in 1995.  Operates
                                                                                                            51 offices and
                                                                                                            employs 680 people.

Westec Security Inc.                  x         x        x         x          x         x                   62,000 subscribers
                                                                                                            in 1995.  Primarily
                                                                                                            West Coast operator,
                                                                                                            over 40,000 accounts
                                                                                                            in California;
                                                                                                            operates 13 offices.

Protection One, Inc.                            x        x         x          x         x                   141,000 subscribers
                                                                                                            in 1995.  Acquired
                                                                                                            36 firms (53,000
                                                                                                            accounts).
                                                                                                            Recurring revenue
                                                                                                            increased by 68%.

Republic Industries       x                     x                  x          x                             150,000 subscribers
                                                                                                            in 1995.  Purchased
                                                                                                            three major players:
                                                                                                            Kertz Security,
                                                                                                            Scott Security, and
                                                                                                            Denver Burglar Alarm
                                                                                                            (1996)

Forces Shaping the Electronic Security Services Industry

Industry Sales:  Strong Growth Expectations

   Key drivers of future growth include:
    -    Public awareness of and concern about crime
    -    Current low level of residential market penetration
    - Reduced insurance premiums for customers who have monitored security systems
    - Increased applications of existing technologies, including CCTV and access control
    - Digital and wireless technologies are reducing costs and making security systems affordable to a larger potential customer base

GRAPHICS:  Bar Graph Illustrating Industry Sales from 1988 through 1995 in billions

CAPTION:   U.S. Electronic Security Services Industry Sales

CAGR  =  8.7%

1988  -  $ 7.2
1989  -  $ 8.8
1990  -  $ 9.7
1991  -  $10.2
1992  -  $10.6
1993  -  $11.2
1994  -  $11.9
1995  -  $12.9


Source:  Security Distributing & Marketing (May 1995 and May 1996).


                               Overview of ADT's
                     Electronic Security Services Business


Overview of ADT's Electronic Security Services Business

ADT Today

   Enjoys the largest market share and is well positioned to lead industry consolidation.

   Stock trades at near record high and has outperformed its competitors and the overall market.

   Core competency:  service delivery.

   Technology intensive "data interrogation company".

   Increased emphasis on customer perspective in marketing and sales efforts.

   Strong established brand.

   Nationwide service capability.

   Expanding channels of distribution.

   Increasing financial strength.

   Focus on maximizing shareholder wealth.

Overview of ADT's Electronic Security Services Business

ADT Has Achieved Significant Market Share in the Electronic Security Services Industry ($ in millions)


                                        1995                    1995
Company                              Total Sales          Total Subscribers
-------                              -----------          -----------------

ADT Ltd.(*)                              1092                 1,214,000
Borg-Warner Security Corp.                255                   146,000
  (Wells Fargo)
Ameritech (Security Link/National         250                   344,000
  Guardian)
Honeywell Inc.                            223                   190,000
Westinghouse Security Systems             150                   376,000
  (Westar)
Brink's Home Security                     128                   378,700
Rollins Protective Services                66                   120,000
Westec Security                            62                    62,000
Protection One                             56                   141,000
Republic Industries                        53                   150,000

Source:  Security Distributing & Marketing, May 1996.

----------
* Worldwide - (excludes the acquisition of Alert Centre and Automated
  Security)


Overview of ADT's Electronic Security Services Business

Key Performance Metrics


   Installation revenues

   Installation cost

   Selling, marketing and administration

   Recurring revenues - monitoring and maintenance services


Overview of ADT's Electronic Security Services Business

Electronic Security Services - net Sales (Worldwide)(*)

       GRAPHICS BAR CHART

         NET SALES ($MM)

   1991              $  880.9
   1992              $  901.1
   1993              $  937.3
   1994              $  999.8
   1995              $1,092.5
   9 months 1996     $1,038.8

Total Number of Customers ('000's):

   1991                 647
   1992                 744
   1993                 864
   1994               1,019
   1995               1,214
   9 months 1996      1,700+

-----------
(*) Amounts for 1995 and prior years exclude the acquisition of Alert Centre and Automated Security


Overview of ADT's Electronic Security Services Business

Contractually Recurring Revenues (Worldwide)


          GRAPHICS BAR CHART

        RECURRING REVENUES $MM

   1992               -     $   518
   1993               -     $   553
   1994               -     $   558
   1995               -     $   658
   LTM Sept. 1996 (*) -     $   885

---------
(*) Reflects acquisitions of Alert Centre and Automated Security

Overview of ADT's Electronic Security Services Business

Residential Security System Unit Sales


                                   GRAPHIC:


                Arrow Illustrating 36.8% Compound Annual Growth Rate

   BAR CHART

   1989     -  29,000
   1990     -  50,000
   1991     -  80,000
   1992     - 115,000
   1993     - 145,000
   1994     - 180,000
   1995     - 215,000
   1996E(*) - 260,000

---------
(*) Reflects acquisition of Alert Centre and Automated Security

Overview of ADT's Electronic Security Service Business

Electronic Security Services - Operating Income (Worldwide)(*)

        GRAPHIC BAR CHART

     OPERATING INCOME ($MM)


   1991            -     $127.7
   1992            -     $141.0
   1993            -     $154.0
   1994            -     $172.9
   1995            -     $188.7
   9 months 1996   -     $159.1

---------
(*) Excludes goodwill amortization, restructuring charges, and FAS 121 charge.
    Amounts for 1995 and prior years exclude the acquisitions of Alert Centre and Automated Security

Overview of ADT's Electronic Security Service Business

Nationwide Service and Distribution Network


     GRAPHICS MAP OF THE 48 CONTIGUOUS UNITED STATES AND CERTAIN CANADIAN
      PROVINCES ILLUSTRATING SERVICE AND DISTRIBUTION NETWORK LOCATIONS.


   19 Customer monitoring centers
   179 Sales and services offices

Overview of ADT's Electronic Security Service Business

European Service and Distribution Network


              GRAPHICS MAP OF THE EUROPEAN CONTINENT ILLUSTRATING
                  SERVICE AND DISTRIBUTION NETWORK LOCATIONS.


   10 Customer monitoring centers
   34 Sales and services offices

Overview of ADT's Electronic Security Service Business

Key Sources of Operating Efficiencies

   Customer monitoring center consolidation

   National service and sales network

   Reorganization to focus on key markets and customers along functional lines of business:
    -    Customer service
    -    Residential sales and installation
    -    Commercial national account sales and installation
    -    Dealer development and acquisitions


                        Initiatives For Future Growth

Initiatives For Future Growth

The Competitive Landscape Offers Opportunities To Grow Internally And Through Acquisitions

                   GRAPHIC CHART 1995 SALES ($ IN MILLIONS)

                    ILLUSTRATING CUSTOMER PROFILES SERVING:



                          % Residential            1995 Sales
Company                   Customers 1995        (in Millions)

ADT(*)                        25                    1092.5
Borg Warner                    5                     255
Ameritech                     20                     230
Honeywell                     30                     223
Brinks                        95                     128
Westinghouse                  95                     150
(Westar)
Rollins                       82                      66
Westec                        82                      62
Protection                    95                      56
One
Republic                      70                      53

Source:  Security Distributing & Marketing (May 1996 and May 1996)

-----------
* 1995 Sales figures excludes the acquisition of Alert Centre and Automated Security

Initiatives for Future Growth

Overview of Internal Growth Opportunities

   Residential market
    -    Size of the market:  $4.7+ billion(*)
    -    Less than 10% of 98 million homes served
    -    Increasing demand for new security services
    -    Lower price points

   Commercial market
    -    Size of the market:  $5.6+ billion*
    -    Strong penetration in large companies:  438 of the Fortune 500
    -    Opportunities to increase market share in small companies

   Significant operating leverage
    -    Significant monitoring capacity available
    -    All major infrastructure expenditures completed

   Customer retention
    -    Service excellence
    -    Frequency of interaction with customers

-------------
(*) 1994 figure based on STAT Resources.

Initiatives for Future Growth

Strategy for Residential Electronic Security Business

   Leverage strong brand
    -    Established 1874
    -    National TV advertising campaign - targeted households
    -    "Security for Life"

   New channels of distribution
    -    Strategic alliances
    -    Expansion of authorized dealer program
    -    Build account density to improve efficiency

   New security services
    -    Security beyond the boundary of the home
    - Integration of technologies to create new services and competitive advantages

Initiatives for Future Growth

Strategy for Commercial Electronic Security Business

   Targeting key security sensitive industries: banks, retailing, manufacturing, universities.

   Emphasis on increasing penetration in small businesses
    -    Established toll free small business hotline.
    - Partnership with Philips N.A. to produce closed circuit TV for small businesses.

   ADT as "management consultant"
    - Moving from direct sales force to client-specific solution oriented team.
    -    Security "partnership" with customers.

   Regulatory and insurance issues present opportunities for growth.


Initiatives for Future Growth

New Directions in Customer Service

   Emphasis on increasing interaction with customers to better understand needs and expectations in industry that has traditionally been activity adverse.

   Implementation of team concept in customer service.

   Dedication to training, including technical certification for employees to improve the quality of customer service.

   Vendor input in R&D spending decisions to produce more user-friendly products.

New Technologies

   Increasing use of technology to provide security solutions
    -    Ensec
    -    Oracle
    -    MCI Systemhouse
    -    Internet

   Widespread use of technology will reduce the cost of services to end users and allow ADT to service customers over a wider geographic area from a central monitoring station.

Initiatives for Future Growth

Expanding Distribution Channels

   Expansion of Authorized Dealer Program
    -    From 58 at beginning of 1996 to 120 in 20 states by year end 1996.

   New strategic alliances to broaden distribution channels and increase access to residential market.

    -    Radio Shack - ADT systems now available in 4,500 retail stores.

    - USAA Insurance - 3 million members have the opportunity to lower their premiums through ADT / USAA Home Security Program.

    - HFS / Century 21 - ADT home security services now offered through national network of 10,000 Century 21 and ERA real estate offices.

Initiatives for Future Growth

New Security Services: CarCop

   Revolutionary concept in personal protection and vehicle security, ready for national roll out in 1997.

   Centrally monitored vehicle tracking, location and security system.

   Effective integration of three significant technological infrastructures
    -    Cellular Communications
    -    Global Positioning Satellite System (GPS)
    -    Monitoring by ADT, 24 hours a day

   Only system that offers protection for both the car and the passengers inside.

Initiatives For Future Growth

Summary of Recent Acquisitions

   Alert Centre, Inc.
    -    Transaction Value:  $119 million
    -    Provides services to 131,000 residential customers in the Southeast
    -    Tenth largest provider of electronic security services in the U.S.
    -    1994 revenues of approximately $57.5 million.

   Automated Security (Holdings) PLC
    -    Transaction Value:  $376 million
    -    Provides 229,000 new accounts to customer base
    -    Leading provider of electronic security services in the UK
    -    Subsidiary (API Security) is largest security provider in California
         - 8th largest in U.S.
    -    LTM Revenues of approximately $255.9 million

Initiatives for Future Growth

Recent and Pending Divestitures

   U.K. Auto Auction Business - completed 4th quarter 1995
    -    Transaction value:  $334 million;

   U.S. Auto Auction Business - planned for 1st half 1997
    -    9 months 1996 Net Sales:        $222.8 million
    -    9 months 1996 Operating Income: $33.4 million(*)

Rationale

   Redeployment of capital from slower growing auction businesses into faster growing security operations, principally in the U.S., will increase overall growth rate.

   Divestiture of auction business will result in ADT emerging as a "pure play" electronic security firm, which in turn should increase its P/E multiple.

-----------
(*) Excludes FAS 121 charge.

Initiatives for Future Growth

Objectives of Future Acquisitions

   Achieve and enhance economies of scale:
    -    Increase market share in regions where ADT currently operates
    -    Expand in contiguous geographic areas
    -    Increase volume at existing central monitoring stations
    -    Enhance brand equity
    -    Develop incremental customer awareness

   Expand operating margin by elimination of redundant operating expenses.

   Gain "first mover" advantage in consolidating a fragmented industry:
    -    The market expects ADT to lead this trend

   Maintain favorable relative valuation among peer group:
    -    Stimulate growth rate of cash flow and earnings
    -    Increase market multiples (e.g., P/E, Mkt Cap/EBITDA)


Initiatives for Future Growth

Criteria for Prospective Acquisitions

Business Criteria  Size and Scope of Operations
                     Comparable lines of business
                     Geographic overlap to achieve economies of scale

                   Strategic Position
                     Complementary market share in existing geographic areas Strong reputation for quality service

Transaction        Financial Impact
Criteria             Accretive to EPS
                     Synergies material and attainable
                     Structure to minimize deterioration in financial flexibility
                     Structure to maximize ability to invest capital

                   Market Reaction
                     Favorable if clear understanding of strategic rationale and earnings impact


Appendix

Why Shareholders Should Vote Against Western Resources' Proposals

    -- Shareholders Should Maintain a Board that is Independent from
       Western
    -- Western's Effort to Elect its Senior Officers to Run ADT is
       Coercive and Premature
    -- Board's Preliminary View is that Western's Offer is Inadequate -- Western is not a Strong Strategic Partner for ADT
    -- Western's "Business Opportunities" Argument is
       Unsupported
    -- Western Is a Heavily Regulated Utility
    -- Western has Failed to Address How it will Re-Finance ADT's
       Borrowings and Ongoing Business Growth
    -- Western has not Addressed how it will Manage ADT's Business

                           [More text to follow]

       CERTAIN ADDITIONAL INFORMATION: ADT Limited (the "Company") will be soliciting proxies against the proposals of Western Resources, Inc. (together with its subsidiaries, "Western") and revocations of proxies previously given to Western for such proposals. The following individuals may be deemed to be participants in the solicitation of proxies and revocations of proxies by the Company: ADT Limited, Michael A. Ashcroft, John E. Danneberg, Alan B. Henderson, James S. Pasman, Jr., Stephen J. Ruzika, W. Peter Slusser, William W. Stinson, Raymond S. Troubh and Angela
E. Entwistle. As of January 7, 1997, Mr. Ashcroft is the beneficial owner of 11,075,718 of the Company's common shares, Mr. Danneberg is the beneficial owner of 102 of the Company's common shares, Mr. Henderson is the beneficial owner of 621 of the Company's common shares, Mr. Pasman is the beneficial owner of 2,000 of the Company's common shares, Mr. Ruzika is the beneficial owner of 1,157,405 of the Company's common shares, Mr. Slusser is the beneficial owner of 2,800 of the Company's common shares, Mr. Stinson is the beneficial owner of 3,010 of the Company's common shares, Mr. Troubh is the beneficial owner of 2,500 of the Company's common shares and Ms. Entwistle is the beneficial owner of none of the Company's common shares.